                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY THEREOF, the undersigned has executed this instrument this 20th day of March, 2002.



                                               /s/ Larry D. Brady
                                               -----------------------------
                                               Larry D. Brady

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY THEREOF, the undersigned has executed this instrument this 20th day of March, 2002.


                                        /s/ Robert J. Darnall
                                        ---------------------
                                        Robert J. Darnall

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as her true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY THEREOF, the undersigned has executed this instrument this 20th day of March, 2002.




                                          /s/ Mary R. (Nina) Henderson
                                          ------------------------------------
                                          Mary R. (Nina) Henderson

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY THEREOF, the undersigned has executed this instrument this 20th day of March, 2002.



                                               /s/ Roger B. Porter
                                               -----------------------------
                                               Roger B. Porter

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY THEREOF, the undersigned has executed this instrument this 20th day of March, 2002.



                                             /s/ P.T. Stecko
                                             ------------------------------
                                             P.T. Stecko

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY THEREOF, the undersigned has executed this instrument this 20th day of March, 2002.



                                        /s/ Norman H. Wesley
                                        ---------------------
                                        Norman H. Wesley